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                         AMENDMENT NO. 2
                                TO
                    JEFFERSON SAVINGS BANCORP, INC.
              1993 STOCK OPTION AND INCENTIVE PLAN


     WHEREAS, Jefferson Savings Bancorp, Inc., a corporation organized under the laws of the State of Missouri (hereinafter called "the Corporation"), maintains the Jefferson Savings Bancorp, Inc. Stock Option and Incentive Plan (hereinafter called "Plan"); and

     WHEREAS, the Corporation desires to amend said Plan effective as of May 20, 1998;

     NOW, THEREFORE, the Corporation does hereby amend the Plan effective as of May 20, 1998, so that it will read as follows:

                         I.

     Section 14 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "14.  NON-TRANSFERABILITY OF AWARDS

          Awards may not be sold, pledged, assigned,
     hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or (in the case of Non-ISOs), pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder); provided, however, that the Committee may grant Non-ISOs that are transferable, without payment of consideration, to (i) revocable trusts for the benefit of immediate family members which qualify as grantor trusts for Federal income tax purposes, (ii) to immediate family members, and (iii) to partnerships whose only partners are immediate family members. The transferee of a transferable Non-ISO is subject to all conditions applicable to the transferable Non-ISO prior to its transfer."
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     IN WITNESS WHEREOF, the Corporation has caused this
Amendment No.2 to be executed by its duly authorized officer this 20th day of May, 1998.

                         JEFFERSON SAVINGS BANCORP, INC.



                         By:  /s/ David V. McCay
                              --------------------------
                                  President